                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        January 11, 2001
                                                --------------------------------

                                LivePerson, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                      0-30141                    13-3861628
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)

      330 West 34th Street, 10th Floor, New York, New York           10001
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (212) 918-2100
                                                   -----------------------------

            462 Seventh Avenue, 10th Floor, New York, New York 10018
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On January 11, 2001, LivePerson, Inc. (the "Registrant") issued a press release announcing a restructuring initiative to streamline its operations.

      A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following documents are filed as exhibits to this report:

            99.1  Press release dated January 11, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    LIVEPERSON, INC.
                                          -------------------------------------
                                                      (Registrant)

           January 11, 2001                       /s/ TIMOTHY E. BIXBY
---------------------------------------   -------------------------------------
                 Date                               Timothy E. Bixby
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary

                                  EXHIBIT INDEX

      EXHIBIT

      99.1  Press release dated January 11, 2001.